UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549
                             FORM 8-K
                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report:  July 28, 1999


                     NPC INTERNATIONAL, INC.
      (Exact name of registrant as specified in its charter)

    Kansas                 1-13007                  48-0817298
  (State of              (Commission              (IRS Employer
incorporation)       Identification Number)     Identification No.)

 720 West 20th Street     Pittsburg, Kansas         66762
(Address of principal                             (Zip Code)
 executive offices)

Registrant's telephone number, including area code    (316) 231-3390


Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Effective July 27, 1998, NPC International, Inc. (the "Company") engaged PricewaterhouseCoopers LLP as the Company's independent accountants to audit the financial statements for the fiscal year ending March 30, 1999. PricewaterhouseCoopers LLP completed its engagement and provided the Company with its unqualified audit report dated May 4, 1999 for such fiscal year which contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during the term of the audit engagement there were no disagreements which if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report. Subsequent to the completion of the engagement, the Audit Committee of the Board of Directors commenced the process of considering the appointment of independent accountants for the Company's fiscal year ending March 28, 2000. As part of this process, through a series of meetings beginning in May 1999, the Audit Committee reviewed with PricewaterhouseCoopers LLP what the Audit Committee considered to be unacceptable service levels and relationship issues. In a meeting held on July 23, 1999, between the Audit
Committee and representatives of PricewaterhouseCoopers LLP, the Audit Committee stated its willingness to continue the auditor-client relationship with PricewaterhouseCoopers LLP subject to the Audit Committee's request that PricewaterhouseCoopers LLP provide an alternative engagement partner. Despite the efforts of the Audit Committee, PricewaterhouseCoopers LLP did not respond to such request and on July 28, 1999 notified the Company that it had resigned and "ceased the auditor-client relationship" as of that date (a copy of such notice is attached as Exhibit 99.1). The
Company notes that a resignation in these circumstances is inappropriate because PricewaterhouseCoopers LLP has not been engaged for the fiscal year ending March 30, 2000.

          As a result of PricewaterhouseCoopers LLP's action, the Audit Committee immediately commenced a search for a new independent accounting firm for fiscal year 2000. The Company has narrowed its selection of a new independent auditing firm to two of the other "Big Five" accounting firms and plans to make its selection within the next week.

          During the fiscal year ended March 30, 1999, and during any subsequent interim periods through July 28, 1999, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

          During the fiscal year ended March 30, 1999, and during any subsequent interim periods through July 28, 1999, there were no reportable events (as defined in Securities and Exchange Commission Regulations S-K Item 304(a)(1)(v)).

          The Company requested PricewaterhouseCoopers LLP to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. PricewaterhouseCoopers LLP's letter will be filed with the Securities and Exchange Commission within two days after such letters receipt.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements of business acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits

               99.1  Letter of PricewaterhouseCoopers LLP dated
               July 28, 1999.

               99.2  Letter of NPC International, Inc. dated
               July 28, 1999.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NPC INTERNATIONAL, INC.


Date:  August 4, 1999              By:   /s/ Troy Cook
                                      Name:  Troy Cook
                                      Title: Chief Financial Officer